                                                                    Exhibit 3.40

                         CERTIFICATE OF INCORPORATION
                         ----------------------------

                                      OF

                        SMITH HAVEN TANNERY WEST, INC.
                        ------------------------------


               Under Section 402 of the Business Corporation Law


          The undersigned, being a natural person of at least 18 years of age and acting as the incorporator of the corporation hereby being formed under the Business Corporation Law, certifies that:

          FIRST:  The name of the corporation is SMITH HAVEN TANNERY WEST, INC.
          -----

          SECOND:  The corporation is formed for the following purpose or
          ------
purposes:

          To buy, sell and generally deal in and with (at wholesale, retail or both) men's, women's and children's clothing, shoes, jewelry, belts, pocketbooks, and other accessories and wearing apparel of every kind and description.

          To engage in any unlawful act or activity for which corporations may be organized under the Business Corporation Law, provided that the corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body without such consent or approval first being obtained.

          THIRD:  The office of the corporation is to be located in the County
          -----
of Westchester, State of New York.

          FOURTH:  The aggregate number of shares which the corporation shall
          ------
have authority to issue is one hundred, all of which are without par value, and all of which are of the same class.

          FIFTH:  The Secretary of State is designated as the agent of the
          -----
corporation upon whom process against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: c/o Melville Corporation, Att: Arthur V. Richards, Esq., One Theall Road, Rye, New York 10580.

          SIXTH:  The duration of the corporation is to be perpetual.
          -----

          SEVENTH:  The corporation shall, to the fullest extent permitted by
          -------
Article 7 of the Business Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Article from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Article, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-Law, resolution of shareholders, resolution of directors, agreement, or otherwise, as permitted by said Article, as to action in any capacity in which he served at the request of the corporation.

          EIGHTH:  The personal liability of the directors of the corporation is
          ------
eliminated to the fullest extent permitted by the provisions of paragraph (b) of
Section 402 of the Business Corporation Law, as the same may be amended and supplemented.


Signed on March 23, 1993.


                                        /s/ Athena Amaxas
                                        ----------------------------------------
                                        Athena Amaxas, Incorporator
                                        15 Columbus Circle
                                        New York, New York 10023-7773


STATE OF NEW YORK   )
                    )SS.:
COUNTY OF NEW YORK  )

          On the date hereinafter set forth, before me came Athena Amaxas, to me known to be the individual who is described in, and who signed the foregoing certificate of incorporation, and she acknowledged to me that she signed the same.

Signed on March 23, 1993.


                                        /s/ Ann Patalano
                                        ----------------------------------------
                                        Notary Public

                             CERTIFICATE OF MERGER

                                      OF

                     AVENUE OF THE AMERICAS WILSONS, INC.
                            BAYSHORE WILSONS, INC.
                        CHAMPLAIN CENTRE WILSONS, INC.
                           CHAUTAUQUA WILSONS, INC.
                             COLONIE WILSONS, INC.
                          CROSS COUNTY WILSONS, INC.
                            EASTVIEW WILSONS, INC.
                            FLATBUSH WILSONS, INC.
                           GREEN ACRES WILSONS, INC.
                            HENRIETTA WILSONS, INC.
                           IRONDEQUOIT WILSONS, INC.
                       JEFFERSON YORKTOWN WILSONS, INC.
                           LONG RIDGE WILSONS, INC.
                           NANUET TANNERY WEST, INC.
                          NEWBURGH MALL WILSONS, INC.
                         ONONDAGA COUNTY WILSONS, INC.
                      POUGHKEEPSIE GALLERIA WILSONS, INC.
                           RD. SQUARE WILSONS, INC.
                      ROOSEVELT FIELD TANNERY WEST, INC.
                         ROOSEVELT FIELD WILSONS, INC.
                           SALMON RUN WILSONS, INC.
                          SHOPPINGTOWN WILSONS, INC.
                           SMITH HAVEN WILSONS, INC.
                          STATEN ISLAND WILSONS, INC.
                         STEINWAY STREET WILSONS, INC.
                          ST. LAURENCE WILSONS, INC.
                                      AND
                     WHITE PLAINS GALLERIA, WILSONS, INC.

                                     INTO

                        SMITH HAVEN TANNERY WEST, INC.

                           UNDER SECTION 904 OF THE
                           BUSINESS CORPORATION LAW

          It is hereby certified upon behalf of each constituent corporation herein named (the "Constituent Corporations"), as follows:

          FIRST: The Board of Directors and sole shareholder of each of the Constituent Corporations have duly adopted a plan of merger (the "Plan of Merger") setting forth the terms and conditions of the merger of said corporations (the "Merger"), including the amendment to the certificate of incorporation of the Surviving Corporation, as hereinafter defined, proposed as part of the Merger.

          SECOND: The name of the Constituent Corporation which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "Surviving Corporation", is SMITH HAVEN TANNERY WEST, INC. The date upon which its certificate of incorporation was filed by the Department of State is March 24, 1993.

          THIRD: The names of the other Constituent Corporations, which are being merged into the Surviving Corporation, and which are hereinafter sometimes referred to as the "Merged Corporations", are AVENUE OF THE AMERICAS WILSONS, INC., BAYSHORE WILSONS, INC., CHAMPLAIN CENTRE WILSONS, INC., CHAUTAUQUA WILSONS, INC., COLONIE WILSONS, INC., CROSS COUNTY WILSONS, INC., EASTVIEW WILSONS, INC., FLATBUSH WILSONS, INC., GREEN ACRES WILSONS, INC., HENRIETTA WILSONS, INC., IRONDEQUOIT WILSONS, INC., JEFFERSON YORKTOWN WILSONS, INC., LONG RIDGE WILSONS, INC., NANUET TANNERY WEST, INC., NEWBURGH MALL WILSONS, INC., ONONDAGA COUNTY WILSONS, INC., POUGHKEEPSIE GALLERIA WILSONS, INC., RD. SQUARE WILSONS, INC., ROOSEVELT FIELD TANNERY WEST, INC., ROOSEVELT FIELD WILSONS, INC., SALMON RUN WILSONS, INC., SHOPPINGTOWN WILSONS, INC., SMITH HAVEN WILSONS, INC., STATEN ISLAND WILSONS, INC., STEINWAY STREET WILSONS, INC., ST. LAURENCE WILSONS, INC. and WHITE PLAINS GALLERIA, WILSONS, INC. The name under which FLATBUSH WILSONS, INC. was formed is KINGS PLAZA, WILSONS, INC. The name under which IRONDEQUOIT WILSONS, INC. was formed is ULSTER WILSONS, INC. The date upon which the certificate of incorporation of each of the Merged Corporations was filed by the Department of State is as follows:

          Name                                              Date
          ------------------------------------              ------------------
          AVENUE OF THE AMERICAS WILSONS, INC.              April 17, 1989
          BAYSHORE WILSONS, INC.                            November 5, 1982
          CHAMPLAIN CENTRE WILSONS, INC.                    September 12, 1986
          CHAUTAUQUA WILSONS, INC.                          January 12, 1984
          COLONIE WILSONS, INC.                             April 13, 1983
          CROSS COUNTY WILSONS, INC.                        July 9, 1982
          EASTVIEW WILSONS, INC.                            June 16, 1982
          FLATBUSH WILSONS, INC.                            April 21, 1987
          GREEN ACRES WILSONS, INC.                         February 3, 1983
          HENRIETTA WILSONS, INC.                           June 11, 1982
          IRONDEQUOIT WILSONS, INC.                         September 22, 1988
          JEFFERSON YORKTOWN WILSONS, INC.                  January 30, 1984
          LONG RIDGE WILSONS, INC.                          January 13, 1983
          NANUET TANNERY WEST, INC.                         June 8, 1989
          NEWBURGH MALL WILSONS, INC.                       August 25, 1987
          ONONDAGA COUNTY WILSONS, INC.                     July 9, 1987
          POUGHKEEPSIE GALLERIA WILSONS, INC.               September 5, 1986
          RD. SQUARE WILSONS, INC.                          April 24, 1987
          ROOSEVELT FIELD TANNERY WEST, INC.                July 11, 1989

          ROOSEVELT FIELD WILSONS, INC.                     March 6, 1985
          SALMON RUN WILSONS, INC.                          September 5, 1986
          SHOPPINGTOWN WILSONS, INC.                        January 9, 1984
          SMITH HAVEN WILSONS, INC.                         March 13, 1984
          STATEN ISLAND WILSONS, INC.                       July 9, 1982
          STEINWAY STREET WILSONS, INC.                     March 24, 1988
          ST. LAURENCE WILSONS, INC.                        December 3, 1990
          WHITE PLAINS GALLERIA, WILSONS, INC.              June 17, 1987

          FOURTH: As to each Constituent Corporation, the Plan of Merger (i) provides that such Constituent Corporation has 100 shares of capital stock outstanding, all of which are of one class designated as Common Stock, no par value, and all of which are entitled to vote on the Plan of Merger as a single class, and (ii) states that the number of outstanding shares of such Constituent Corporation is not subject to change prior to the effectiveness of the Merger.

          FIFTH: The Merger was authorized in respect of each Constituent Corporation by unanimous written consent of the directors and sole shareholder of such Constituent Corporation.

          SIXTH: The following is a statement of the amendment to the certificate of incorporation of SMITH HAVEN TANNERY WEST, INC., as the Surviving Corporation, to be effected by the Merger:

          Upon the effectiveness of the Merger, the certificate of incorporation of SMITH HAVEN TANNERY WEST, INC. shall be amended to change the name of the corporation. To accomplish said amendment, Article First of the certificate of incorporation shall be stricken out in its entirety, and the following new Article shall be substituted in lieu thereof:

          "FIRST:  The name of the corporation is Wilsons Leather of New York
           -----
          Inc."

          SEVENTH:  The effective date of the Merger shall be August 3, 1996.

          IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

Executed on July 19, 1996
                                            AVENUE OF THE AMERICAS WILSONS, INC.
                                            BAYSHORE WILSONS, INC.
                                            CHAMPLAIN CENTRE WILSONS, INC.
                                            CHAUTAUQUA WILSONS, INC.
                                            COLONIE WILSONS, INC.
                                            CROSS COUNTY WILSONS, INC.
                                            EASTVIEW WILSONS, INC.
                                            FLATBUSH WILSONS, INC.
                                            GREEN ACRES WILSONS, INC.
                                            HENRIETTA WILSONS, INC.

                                            IRONDEQUOIT WILSONS, INC.
                                            JEFFERSON YORKTOWN WILSONS, INC.
                                            LONG RIDGE WILSONS, INC.
                                            NANUET TANNERY WEST,INC.
                                            NEWBURGH MALL WILSONS, INC.
                                            ONONDAGA COUNTY WILSONS, INC.
                                            POUGHKEEPSIE GALLERIA WILSONS, INC.
                                            RD. SQUARE WILSONS, INC.
                                            ROOSEVELT FIELD TANNERY WEST, INC.
                                            ROOSEVELT FIELD WILSONS, INC.
                                            SALMON RUN WILSONS, INC.
                                            SHOPPINGTOWN WILSONS, INC.
                                            SMITH HAVEN WILSONS, INC.
                                            STATEN ISLAND WILSONS, INC.
                                            STEINWAY STREET WILSONS, INC.
                                            ST. LAURENCE WILSONS, INC.
                                            WHITE PLAINS GALLERIA, WILSONS, INC.


               [SIGN IN BLACK]              By:  /s/ David L. Rogers
                                               ---------------------------------
                                            Name:  David L. Rogers
                                            Title:  President of Each


                                            And:  /s/ Jonathan G. Halper
                                                --------------------------------
                                            Name:  Jonathan G. Halper
                                            Title:  Secretary of Each


                                            SMITH HAVEN TANNERY WEST, INC.


                                            By:  /s/ David L. Rogers
                                               ---------------------------------
                                            Name:  David L. Rogers
                                            Title:  President


                                            And:  /s/ Jonathan G. Halper
                                                --------------------------------
                                            Name:  Jonathan G. Halper
                                            Title:  Secretary

                             CERTIFICATE OF CHANGE

                                      OF

                       WILSONS LEATHER OF NEW YORK INC.


             (Under Section 805-A of the Business Corporation Law)


          FIRST: The name of the corporation is WILSONS LEATHER OF NEW YORK INC. The name under which the corporation was formed is SMITH HAVEN TANNERY WEST, INC.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on March 24, 1993.

          THIRD: The certificate of incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to make a designation of a registered agent of the corporation and to specify the address of said registered agent. To accomplish said changes:

          (a) The statement in the certificate of incorporation relating to said post office address to which the Secretary of State shall forward a copy of process is hereby stricken and the following statement is substituted in lieu thereof:

          "The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o
          Corporation Service Company, 500 Central Avenue, Albany, New York 12206-2290."

          (b) The following statement of designation of registered agent is added to the certificate of incorporation:

          "The name and address of the registered agent of the corporation are Corporation Service Company, 500 Central Avenue, Albany, New York 12206-2290. Said registered agent is to be the agent upon which process against the corporation may be served."

          IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:  September 26, 1996


Name of
Signer:  David L. Rogers                     /s/ David L. Rogers
       -----------------------------         -----------------------------------
                                                                      President


Name of
Signer:  Jonathan G. Halper                  /s/ Jonathan G. Halper
       -----------------------------         -----------------------------------
                                                                      Secretary

                             Certificate of Change
                                      of
                       WILSONS LEATHER OF NEW YORK INC.

             (Under Section 805-A of the Business Corporation Law)


          FIRST: The name of the corporation (the "corporation") is

                       WILSONS LEATHER OF NEW YORK INC.

          The name under which the corporation was formed is

                        SMITH HAVEN TANNERY WEST, INC.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on

                                  03-24-1993

          THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon said Secretary of State and to change the address of the registered agent; and to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

          "The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o
     CORPORATION SERVICE COMPANY 80 State Street, Albany, New York
     12207"

           "The name and the address of the registered agent of the corporation are CORPORATION SERVICE COMPANY 80 State Street, Albany, New York 12207. Said registered agent is to be the agent upon which process against the corporation may be served."

          FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of New York is required to mail copies of process and the registered agent of the corporation.

     IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: March 3, 1997

                                        CORPORATION SERVICE COMPANY


                                        /s/ William G. Popeo
                                        ----------------------------------------
                                        William G. Popeo Vice President



                                        /s/ John H. Pelletier
                                        ----------------------------------------
                                        John H. Pelletier, Asst. Secretary